Exhibit 99.2

Steve Scheid Chairman Second Quarter 2009 Earnings Presentation July 14, 2009 C-0709-099 10-15-09 Tim Armour Interim Chief Executive Officer Greg Frost Chief Financial Officer

Highlights 2Q 2009 EPS from continuing operations of $0.10 versus a loss of $5.22 in 1Q 2009 and $0.40 in 2Q 2008 1Q 2009 EPS included a $5.21 per share non-cash impairment charge to goodwill and intangible assets, a $0.03 per share litigation settlement charge and a $0.03 per share non-operating impairment charge on unconsolidated seed capital Total company long-term net flows for 2Q 2009 of $2.3 billion compared to $(0.9) billion in 1Q 2009 2Q 2009 net flows totaled $1.7 billion for Janus, $(0.2) billion for INTECH, and $0.8 billion for Perkins Assets Under Management (“AUM”) at June 30, 2009 of $132.6 billion up 20% versus 1Q 2009 65%, 84%, and 85% of mutual funds are in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of June 30, 2009 (1) Successfully completed the merger of the JIF and JAD mutual fund trusts Note: (1) Performance reported as of 6/30/2009. Data presented reflects past performance, which is no guarantee of future results. Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. The number of funds in each trust is 26, 24 and 12, respectively. See p. 19-24 for complete Lipper rankings and Morningstar ratings.

Improving long-term net flows across Janus, INTECH and Perkins Total Company Long-Term Flows (1) ($ in billions) INTECH Long-Term Flows (1) ($ in billions) Janus Long-Term Flows (1) ($ in billions) Gross Redemptions Gross Sales Net Sales Note: (1) Long-term flows exclude all money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. 33% 32% 22% 21% 32% 21% 35% 29% 24% 23% Annualized Redemption Rate Annualized Gross Sales Rate Perkins Long-Term Flows (1) ($ in billions) 40% 24% 22% 23% 36% 24% 31% 33% 24% 24% Annualized Redemption Rate Annualized Gross Sales Rate 16% 40% 13% 9% 16% 15% 39% 20% 14% 19% Annualized Redemption Rate Annualized Gross Sales Rate 58% 69% 58% 62% 69% 22% 49% 46% 49% 30% Annualized Redemption Rate Annualized Gross Sales Rate $1.4 $1.5 $1.6 $1.9 $1.5 ($0.6) ($1.1) ($1.3) ($1.3) ($0.6) $0.8 $0.3 $0.3 $0.6 $0.9 ($4) ($2) $0 $2 $4 2Q08 3Q08 4Q08 1Q09 2Q09 $14.2 $14.7 $8.3 $6.0 $8.5 ($9.2) ($15.8) ($11.3) ($6.9) ($6.2) $5.0 ($1.1) ($3.0) ($0.9) $2.3 ($32) ($16) $0 $16 $32 2Q08 3Q08 4Q08 1Q09 2Q09 $0.9 $1.6 $1.8 $6.2 $2.5 ($1.8) ($1.4) ($2.8) ($6.0) ($2.3) ($0.2) ($0.5) ($1.0) $0.2 $0.2 ($14) ($7) $0 $7 $14 2Q08 3Q08 4Q08 1Q09 2Q09

Retail intermediary and institutional channels posted positive net flows in 2Q 2009 Note: (1) Assets under management and long-term flows exclude all money market flows. Annualized sales and redemption rates calculated as a percentage of beginning of period assets. Gross Redemptions Gross Sales Net Sales 35% 26% 23% 27% 39% Annualized Gross Sales Rate 22% 30% 32% 30% 24% Retail Intermediary (1) ($ in billions, AUM $81.5 billion) Institutional (1) ($ in billions, AUM $39.4 billion) International (1) ($ in billions, AUM $9.8 billion) 90% 68% 66% 29% 38% Annualized Redemption Rate Annualized Gross Sales Rate 44% 78% 56% 27% 57% 14% 37% 8% 8% 15% Annualized Redemption Rate Annualized Gross Sales Rate 14% 34% 18% 14% 12% Annualized Redemption Rate $1.9 $5.0 $0.9 $0.8 $1.3 ($1.8) ($4.6) ($2.2) ($1.2) ($1.1) $0.2 ($0.5) ($1.3) $0.4 $0.0 ($8) ($4) $0 $4 $8 2Q08 3Q08 4Q08 1Q09 2Q09 $6.4 $4.6 $5.3 $7.2 $9.6 ($3.9) ($5.0) ($7.4) ($8.4) ($6.0) $2.5 ($0.5) ($2.1) ($1.2) $3.5 ($12) ($6) $0 $6 $12 2Q08 3Q08 4Q08 1Q09 2Q09

Source: Confluence (2009) Growth and Value both posted significant returns in 2Q 2009 Equity markets rebounded meaningfully in 2Q 2009 Janus is gaining share as markets recover Source: Confluence (2009) Janus gained share from equity peers in April and May 2009 (1) (Annualized organic growth rates for mutual finds, 2Q 2008 – Apr & May 2009) Source: Strategic Insight, Simfund (2009) Equities regained market share in May 2009 (Quarterly AUM allocations for mutual funds, June 2008 – May 2009) Source: Strategic Insight, Simfund (2009) Note: (1) Organic growth rates for 2Q 2009 are calculated based on annualized April and May data. 7.8% -5.1% -6.8% -2.8% 2.9% 10.5% -3.0% -7.8% 11.4% -2.5% -20% -10% 0% 10% 20% 2Q 2008 3Q 2008 4Q 2008 1Q 2009 Apr & May 2009 Equity Long-term Organic Growth Janus Long-term Organic Growth Key Indices (Cumulative returns over designated periods) 2Q 2009 Return 1-year Return 3-year Return S&P 500® 15.9% -26.2% -8.2% Russell 1000® Growth 16.3% -24.5% -5.5% Russell 1000® Value 16.7% -29.0% -11.1% MSCI World sm 20.7% -29.5% -8.0% MSCI EAFE® 25.4% -31.4% -8.0% MSCI EAFE® Growth 21.4% -33.7% -7.4% MSCI EAFE® Value 29.7% -28.9% -8.6% 55% 51% 43% 40% 44% 29% 32% 40% 41% 37% 16% 17% 17% 19% 18% 0% 30% 60% Jun-08 Sep-08 Dec-08 Mar-09 May-09 Equity Money Market Fixed Income -5.5% -24.5% 16.3% -11.1% 16.7% -29.0% -60% -30% 0% 30% 2Q 2009 Return 1-year Return 3-year Return Russell 1000® Growth Russell 1000® Value

Long-term relative investment performance continues to be strong across Janus, INTECH and Perkins Firm-wide mutual funds continue to outperform the majority of peers across time periods 64% of mutual funds had a 4 or 5 star Morningstar overall rating at June 30, 2009, based on risk-adjusted returns (1) 61%, 88%, and 82% of Janus equity mutual funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of June 30, 2009 (1) INTECH’s relative performance was weak in 2Q 2009, while longer-term performance remains strong (2) 33%, 56%, and 86% of strategies outperformed their respective benchmarks over the 1-, 3-, and 5-year periods, as of June 30, 2009 Perkins Mid Cap Value and Small Cap Value funds ranked in the top 16% and 10% of their respective Lipper peer groups across the 1-, 3-, and 5-year periods, as of June 30, 2009 (3) Data presented reflects past performance, which is no guarantee of future results. Notes: (1) Performance reported as of 6/30/2009. Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. See p. 19-24 for complete Lipper rankings and Morningstar ratings. (2) Performance reported as of 6/30/2009, on an annualized basis and net of fees. See p. 25-27 for standardized INTECH performance and disclosure. (3) Rankings are for the “JIF” investor share class only; other classes may have different performance characteristics. See p. 19-21 for complete Lipper rankings.

84% of firm-wide mutual funds are outperforming peers on a 3- and 5-year total return basis (1) Past performance is no guarantee of future results. (1) References Lipper relative performance on a 3- and 5-year basis as of 6/30/2009. Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. (2) Funds included in the analysis are Janus Retail (“JIF”), Janus Adviser Series (“JAD”) Class S Shares and Janus Aspen Series (“JAS”) Institutional Shares. The number of funds in each trust is 26, 24 and 12, respectively. (3) Janus Equity Mutual Funds do not include Value Funds, Income Funds, or INTECH Risk-Managed Funds. Funds not ranked by Lipper are not included in the analysis. See p. 19-21 for complete Lipper rankings. 1-Year Basis 3-Year Basis Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns Firm-Wide Mutual Funds (2) Janus Equity Mutual Funds (3) 5-Year Basis 65% 63% 63% 52% 61% 17% 12% 16% 21% 23% 75% 73% 81% 79% 84% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 53% 59% 76% 60% 49% 14% 24% 12% 14% 24% 82% 74% 73% 88% 67% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 12/31/05 12/31/06 12/31/07 12/31/08 2/28/09 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 52% 32% 15% 13% 37% 27% 20% 26% 24% 24% 52% 38% 80% 41% 61% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile 50% 42% 31% 28% 45% 28% 23% 24% 23% 19% 51% 65% 78% 55% 65% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 Percent of Janus Investment Funds . 1st Quartile 2nd Quartile 56% 58% 70% 18% 18% 24% 27% 12% 68% 62% 79% 85% 82% 79% 85% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 Percent of Janus Managed Equity JIF Funds . 1st Quartile 2nd Quartile

Despite shorter-term underperformance, INTECH's firm-wide batting average continues to be strong across time periods

- INTECH's firm-wide batting average across its 9 primary strategies was 73%, 84%, and 93% for the 1-, 3-, and 5-year periods, respectively, as of June 30, 2009 (1)
- Global Core is outperforming its benchmark by 113 bps and 167 bps on a 3-year and since inception basis, respectively (2)
- International Equity is outperforming its benchmark by 312 bps since November 2006 inception (2)

INTECH Product Strategy Batting Averages (3)

(Historical relative gross performance for select composites over various rolling time periods)

As of 6/30/2009	Inception Date	1-year	3-year	5-year
Large Cap Growth	7/93	78%	88%	100%
Broad Large Cap Growth	11/00	66%	72%	91%
Enhanced Plus	7/87	75%	81%	86%
Broad Enhanced Plus	4/01	67%	77%	100%
Enhanced Index	4/98	80%	100%	100%
Large Cap Core	8/01	71%	85%	100%
Large Cap Value	7/93	69%	82%	88%
Broad Large Cap Value	8/04	65%	79%	NA
Global Core	1/05	91%	100%	NA

Notes:

(1) Batting average is defined as the percentage of periods a strategy has outperformed its relative benchmark, gross of fees. Periods are calculated on a rolling monthly basis, since inception through 6/30/2009. Strategies included in the analysis are Large Cap Growth, Broad Large Cap Growth, Enhanced Plus, Broad Enhanced Plus, Enhanced Index, Large Cap Core, Large Cap Value, Broad Large Cap Value and Global Core.

(2) Performance reported as of 6/30/2009, on an annualized basis and net of fees. See p. 25-27 for standardized INTECH performance and disclosure.

(3) Select composites are defined as the composites that make up a majority of AUM and those having the broadest distribution. Composites shown above represent approximately 90% of INTECH AUM.

8

Financials

2Q 2009 Financial overview 2Q 2009 EPS from continuing operations of $0.10 versus a loss of $5.22 in 1Q 2009 and $0.40 in 2Q 2008 1Q 2009 EPS included a $5.21 per share non-cash impairment charge to goodwill and intangible assets, a $0.03 per share litigation settlement charge and a $0.03 per share non-operating impairment charge on unconsolidated seed capital Average AUM of $126.7 billion and revenue of $200.2 million were up 12% and 18%, respectively, from 1Q 2009 and were down 37% and 34%, respectively, from 2Q 2008 Revenue yield in 2Q 2009 was positively impacted by an increase in mutual fund performance fees and a favorable AUM mix shift 2Q 2009 operating margin of 23.5% versus 34.5% in 2Q 2008 Operating expenses, excluding the goodwill and intangible asset impairment and litigation charges, were up versus 1Q 2009, driven by higher variable expenses and $3.0 million of costs related to the JIF/JAD merger On track to achieve full-year fixed and discretionary net cost reductions of $40 - $45 million

Janus’ fundamentals are strong, positioning the firm for long-term success Delivering strong long-term relative investment performance across Janus, INTECH and Perkins Generating positive long-term net flows by leveraging strong performance and past investments in distribution Executing on key strategic priorities Broadening global and international product capabilities Reinforcing commitment to the advisory channel through the merger of mutual fund trusts Leveraging INTECH’s products to meet demand for large cap value, global/international and alternative strategies Building out value franchise by capitalizing on Perkins’ established investment process and brand Opportunistically expanding fixed income platform Operating leverage enhanced through recent cost cutting initiatives

Appendix

AUM by investment discipline and distribution channel Value ($11.0bn) Retail Intermediary ($83.3bn) $132.6 billion in AUM as of 6/30/09 By Investment Discipline By Distribution Channel Growth / Blend ($56.4bn) Money Market ($2.0bn) Global / International ($14.7bn) Fixed Income ($4.4bn) Mathematical ($43.8bn) Institutional ($39.5bn) International ($9.8bn) Alternative ($0.3bn) 33% 0% 3% 8% 2% 11% 43% 30% 63% 7%

2Q 2009 EPS from continuing operations of $0.10

Consolidated Entity

	Quarter Ended			Quarter Ended		
($ in millions, except AUM and per share)	June 30, 2009	March 31, 2009	Variance (%)	June 30, 2009	June 30, 2008	Variance (%)
Average AUM ($ in billions)	$ 126.7	$ 113.1	12.0%	$ 126.7	$ 200.1	-36.7%
Continuing operations [1]						
Revenue	$ 200.2	$ 170.3	17.6%	$ 200.2	$ 304.2	-34.2%
Operating expenses	153.2	1,000.1	-84.7%	153.2	199.1	-23.1%
Operating income (loss)	47.0	(829.8)	n/a	47.0	105.1	-55.3%
Operating margin	23.5%	-487.3%		23.5%	34.5%	
Interest expense	(19.7)	(19.9)	-1.0%	(19.7)	(18.8)	4.8%
Investment gains (losses), net	0.3	(7.2)	n/a	0.3	3.0	-90.0%
Other income, net	0.4	-	n/a	0.4	1.0	n/a
Income tax provision	(8.8)	41.3	n/a	(8.8)	(23.8)	-63.0%
Equity earnings of unconsolidated affiliate	-	-	n/a	-	2.3	n/a
Income (loss) from continuing operations	**19.2**	**(815.6)**	**n/a**	**19.2**	**68.8**	**-72.1%**
Loss from discontinued operations [2]	-	-	n/a	-	0.7	n/a
Net income (loss)	19.2	(815.6)	n/a	19.2	69.5	-72.4%
Noncontrolling interest	(3.4)	(2.5)	36.0%	(3.4)	(3.2)	6.2%
Net income (loss) attributable to JCG	**$ 15.8**	**$ (818.1)**	n/a	**$ 15.8**	**$ 66.3**	-76.2%
Diluted earnings (loss) per share attributable to JCG common shareholders						
Continuing operations [3]	**$ 0.10**	**$ (5.22)**	**n/a**	**$ 0.10**	**$ 0.40**	**-75.4%**
Discontinued operations	-	-	n/a	-	0.00	n/a
Diluted earnings (loss) per share	**$ 0.10**	**$ (5.22)**	n/a	**$ 0.10**	**$ 0.41**	-75.6%
Weighted average diluted shares outstanding (in millions)	**158.9**	**156.6**	**1.5%**	**158.9**	**162.4**	**-2.2%**

Notes:
(1) Continuing operations previously disclosed as the investment management segment.
(2) Discontinued operations previously disclosed as the printing and fulfillment segment.
(3) Amounts related to discontinued operations must be added back to "net income attributable to JCG" to calculate earnings per share for continuing operations.

14

2Q 2009 operating margins were 23.5%

Continuing Operations

($ in millions, except AUM and per share)	Quarter Ended June 30, 2009	Quarter Ended March 31, 2009	Variance (%)	Quarter Ended June 30, 2009	Quarter Ended June 30, 2008	Variance (%)
Average AUM ($ in billions)	**$ 126.7**	**$ 113.1**	**12.0%**	**$ 126.7**	**$ 200.1**	**-36.7%**
Revenue						
Investment management fees	$ 159.8	$ 136.8		$ 159.8	$ 239.8	
Performance fees [1]	6.5	3.4		6.5	11.6	
Other	33.9	30.1		33.9	52.8	
Total revenue	**200.2**	**170.3**	**17.6%**	**200.2**	**304.2**	**-34.2%**
Basis points						
Investment management fees	*50.6*	*49.1*		*50.6*	*48.1*	
Investment management fees and performance fees	*52.6*	*50.3*		*52.6*	*50.4*	
Operating expenses						
Employee compensation and benefits	66.2	62.2		66.2	91.6	
Long-term incentive compensation	14.0	13.4		14.0	12.5	
Marketing and advertising	8.2	5.6		8.2	8.7	
Distribution	25.4	20.1		25.4	38.2	
Depreciation and amortization	8.0	8.9		8.0	10.7	
General, administrative and occupancy	31.4	33.2		31.4	37.4	
Goodwill impairment	-	856.7		-	-	
Total operating expense	**153.2**	**1,000.1**	**-84.7%**	**153.2**	**199.1**	**-23.1%**
Operating income (loss)	**$ 47.0**	**$ (829.8)**	**n/a**	**$ 47.0**	**$ 105.1**	**-55.3%**
Operating margin	**23.5%**	**n/a**		**23.5%**	**34.5%**	

Note:
(1) Includes private account and mutual fund performance fees. Mutual fund performance fee detail is presented on p. 16.

15

Mutual funds with performance-based advisory fees

Mutual Funds with Performance Fees (1)
(AUM $ in millions, performance fees $ in thousands)

	EOP AUM 6/30/2009	Benchmark	Base Fee	Performance Fee (2)	Performance Hurdle vs. Benchmark	2Q 2009 P&L Impact of Performance Fees
Contrarian Funds (3)						
Janus Contrarian Fund	$3,466.8	S&P 500® Index	0.64%	± 15 bps	± 7.00%	$898.7
Janus Adviser Contrarian Fund	$160.7	S&P 500® Index	0.64%	± 15 bps	± 7.00%	$7.5
Worldwide Funds (3)						
Janus Worldwide Fund	$2,055.6	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	$222.0
Janus Adviser Worldwide Fund	$78.8	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	$22.8
Janus Aspen Worldwide Growth Portfolio	$668.2	MSCI World℠ Index	0.60%	± 15 bps	± 6.00%	$95.1
Research Fund (3)						
Janus Research Fund	$2,595.9	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	$1,125.6
Global Research Fund						
Janus Global Research Fund (4,5)	$175.6	Russell 1000® Index / MSCI World Growth Index	0.64%	± 15 bps	± 6.00%	$28.5
Janus Adviser Global Research Fund (6)	$3.8	MSCI World Growth Index	0.64%	± 15 bps	± 6.00%	$0.2
Global Real Estate (6)						
Janus Adviser Global Real Estate Fund	$9.9	FTSE EPRA / NAREIT Global Real Estate Index	0.75%	± 15 bps	± 4.00%	$3.2
International Equity Fund (7)						
Janus Adviser International Equity Fund	$144.3	MSCI EAFE® Index	0.68%	± 15 bps	± 7.00%	$32.6
International Forty Fund (8)						
Janus Adviser International Forty Fund	$1.8	MSCI All Country World ex-U.S. Index℠	0.73%	± 15 bps	± 6.00%	$0.1
Risk-Managed Funds (8)						
INTECH Risk-Managed Stock Fund	$213.6	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($97.8)
Janus Adviser INTECH Risk-Managed Core Fund	$75.1	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($20.8)
Janus Aspen INTECH Risk-Managed Core Portfolio	$21.5	S&P 500® Index	0.50%	± 15 bps	± 4.00%	($6.5)
Mid Cap Value Funds (3,9)						
Perkins Mid Cap Value Fund	$6,611.7	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$2,386.7
Janus Adviser Perkins Mid Cap Value Fund	$1,908.3	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$311.1
Janus Aspen Perkins Mid Cap Value Portfolio	$81.7	Russell Midcap Value® Index	0.64%	± 15 bps	± 4.00%	$28.1
Total	$18,273.3					$5,037.1

Please refer to footnotes on p. 17.

16

Mutual funds with performance-based advisory fees (cont’d) Notes: The funds listed have a performance-based investment advisory fee that adjusts upward or downward based on each fund’s performance relative to an approved benchmark index over a performance measurement period. Please see the Funds’ Statement of Additional Information for more details. Actual performance measurement periods used for calculating the performance fees are from 12 months up to 36 months, and then over 36 month rolling periods. Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. The performance measurement period began on 2/1/2006 and the performance adjustment was implemented as of 2/1/2007. Effective December 31, 2006, Janus Research Fund changed its name to Janus Global Research Fund. Effective January 1, 2007, Janus Global Research Fund will benchmark its performance to the MSCI World Growth Index. This index will be used to calculate the Fund’s performance adjustment to the investment advisory fee for periods after January 1, 2007. The Russell 1000® Index will be used to calculate the performance adjustment to the investment advisory fee for periods prior to January 1, 2007. The performance measurement period began on 1/1/2006 and the performance adjustment was implemented as of 1/1/2007. The performance measurement period began on 12/1/2007 and the performance adjustment will be implemented as of 12/1/2008. The performance measurement period began on 12/1/2006 and the performance adjustment was implemented as of 12/1/2007. The performance measurement period began on 6/1/2008 and the performance adjustment will be implemented as of 6/1/2009. Data shown for Janus Mid Cap Value Fund includes both investor and institutional share classes. The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth rates. The MSCI World Growth Index is a subset of the Morgan Stanley Capital Worldsm Index which is a market capitalization weighted index composed of companies representative of the market structure of developed market countries around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets. The MSCI All Country World ex-U.S. IndexSM is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

LTI amortization schedule Notes: Schedule reflects LTI awards granted as of 6/30/2009. Includes reduction in expense related to estimated forfeitures. Prior grants include amounts remaining to vest for 2007 grant, grants with no performance vesting and grants made to executives which will not vest if targeted EPS growth is not met. Grants do not include performance-based acceleration and vest on a pro rata basis. Full-Year 2009 Long-Term Incentive Compensation Amortization (1,2) ($ in millions) Date of Grant Amount remaining to vest <0% 0% - 10% >10% Prior grants (3) Various 12.9 $ 8.6 $ 10.3 $ 12.2 $ 2008 grant (4) February 2008 41.2 2009 grant (4) February 2009 68.0 Additional grants (4) Janus investment team 2008 January 2008 15.5 INTECH 2008 April 2008 9.0 INTECH 2009 January 2009 5.0 Perkins 2009 January 2009 6.5 Grants vest over 4 years Grants vest over 10 years Grants vest over 10 years Grants vest over 3 years Grants vest over 4 years Grants vest over 4 years 2009 EPS Growth Assumptions

1-year performance improved significantly in 2Q 2009, while the majority of JIF funds continue to outperform peers on 3- and 5-year total return basis *Closed to new investors. ‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year. Past performance is no guarantee of future results. Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds was negative. Lipper Inc. rankings are historical with capital gains and dividends reinvested. (1) Ranking is for the investor share class only; other classes may have different performance characteristics. (2) AUM for the asset allocation funds are not reported separately as they have been reflected in the respective underlying funds. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period. Lipper Quartile: 1st 2nd 3rd 4th 6/30/09 PM Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / AUM ($mms) Inception Lipper Category Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Growth Funds Janus Twenty Fund* 8,296 $ Jan-08 Large-Cap Growth Funds 81 681 / 841 1 1 / 717 1 2 / 602 12 36 / 313 26 209 / 815 Janus Fund 7,588 $ Oct-07 Large-Cap Growth Funds 42 347 / 841 35 250 / 717 49 294 / 602 65 201 / 313 46 365 / 799 Janus Orion Fund 2,735 $ Dec-07 Multi-Cap Growth Funds 90 409 / 458 20 71 / 365 3 9 / 306 - - 75 324 / 434 Janus Research Fund 2,596 $ Jan-06 Large-Cap Growth Funds 57 473 / 841 13 89 / 717 9 53 / 602 37 114 / 313 14 92 / 693 Janus Enterprise Fund 1,401 $ Oct-07 Mid-Cap Growth Funds 46 238 / 522 16 71 / 457 10 37 / 376 77 137 / 179 26 128 / 496 Janus Venture Fund* 850 $ Jan-01 Small-Cap Growth Funds 24 138 / 578 18 86 / 498 24 97 / 412 60 127 / 214 22 64 / 291 Janus Triton Fund 232 $ Jun-06 Small-Cap Growth Funds 4 19 / 578 2 5 / 498 - - - - 2 5 / 498 Core Funds Janus Growth and Income Fund 3,338 $ Nov-07 Large-Cap Core Funds 40 370 / 936 57 458 / 809 25 163 / 673 29 107 / 379 38 332 / 890 Janus Contrarian Fund 3,467 $ Feb-00 Multi-Cap Core Funds 88 661 / 755 17 102 / 610 3 12 / 454 - - 16 32 / 203 Janus Balanced Fund 2,855 $ Apr-05 Mixed-Asset Target Alloc. Mod. Funds 3 11 / 524 1 3 / 388 2 3 / 295 11 15 / 147 1 2 / 342 Janus Research Core Fund 505 $ Nov-07 Large-Cap Core Funds 70 647 / 936 64 516 / 809 18 117 / 673 19 71 / 379 63 560 / 890 INTECH Risk-Managed Core Fund 214 $ Feb-03 Multi-Cap Core Funds 53 396 / 755 68 414 / 610 46 205 / 454 - - 45 164 / 366 Global/International Funds Janus Overseas Fund 5,844 $ Jun-03 International Funds 8 90 / 1237 1 8 / 935 1 1 / 711 3 9 / 378 1 1 / 643 Janus Worldwide Fund 2,056 $ Apr-09 Global Funds 19 96 / 524 45 170 / 381 69 201 / 294 87 132 / 152 Janus Global Life Sciences Fund 626 $ Apr-07 Global Healthcare/Biotechnology Funds 72 36 / 49 45 20 / 44 49 21 / 42 25 4 / 15 16 8 / 49 Janus Global Technology Fund 640 $ Jan-06 Global Science & Technology Funds 33 26 / 78 22 16 / 73 27 18 / 67 46 10 / 21 28 20 / 73 Janus Global Research Fund 176 $ Feb-05 Global Funds 51 264 / 524 10 38 / 381 - - - - 6 18 / 318 Janus Global Opportunities Fund 88 $ Apr-05 Global Funds 6 31 / 524 24 88 / 381 61 179 / 294 - - 52 175 / 339 Value Funds Perkins Mid Cap Value Fund - Inv (1) 6,307 $ Aug-98 Mid-Cap Value Funds 16 45 / 291 4 8 / 235 3 5 / 179 2 1 / 63 2 1 / 52 Perkins Small Cap Value Fund - Inv* (1) 417 $ Feb-97 Small-Cap Core Funds 1 6 / 768 2 7 / 617 10 46 / 503 14 33 / 242 5 6 / 130 Income Funds Janus Flexible Bond Fund 939 $ May-07 Intermediate Investment Grade Debt 6 29 / 566 6 26 / 462 6 23 / 395 21 44 / 210 7 35 / 511 Janus High-Yield Fund 640 $ Dec-03 High Current Yield Funds 8 35 / 462 19 74 / 392 18 60 / 333 10 20 / 202 18 55 / 322 Janus Short-Term Bond Fund 691 $ May-07 Short Investment Grade Debt 1 1 / 255 2 3 / 210 3 4 / 175 9 8 / 90 3 7 / 248 Asset Allocation Funds Janus Smart Portfolio-Growth (2) N/A Dec-05 Mixed-Asset Target Alloc. Growth Funds 63 414 / 661 7 35 / 536 - - - - 6 29 / 521 Janus Smart Portfolio-Moderate (2) N/A Dec-05 Mixed-Asset Target Alloc. Mod. Funds 24 121 / 524 3 8 / 388 - - - - 5 16 / 376 Janus Smart Portfolio-Conservative (2) N/A Dec-05 Mixed-Asset Target Alloc. Cons. Funds 20 83 / 422 3 9 / 345 - - - - 2 6 / 314 ‡ Janus Investment Fund ("JIF") 1-Year 10-Year 3-Year 5-Year Lipper Rankings Based on Total Returns as of 6/30/09 Since PM Inception

Six JAD funds across six different Lipper categories are ranked in the top two quartiles on a 1-, 3-, and 5-year total return basis ‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year. Past performance is no guarantee of future results. Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds was negative.

Lipper Inc. rankings are historical with capital gains and dividends reinvested. Rankings are for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period. Lipper Quartile: 1st 2nd 3rd 4th 6/30/09 PM Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / Percentile Rank / AUM ($mms) Inception Lipper Category Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Rank (%) Total Funds Growth Funds Forty Fund 2,632 $ Jan-08 Large-Cap Growth Funds 86 720 / 841 1 4 / 717 1 3 / 602 2 6 / 313 43 346 / 815 Mid Cap Growth Fund 190 $ Oct-07 Mid-Cap Growth Funds 36 187 / 522 10 45 / 457 6 21 / 376 75 135 / 179 19 94 / 496 Large Cap Growth Fund 84 $ Oct-07 Large-Cap Growth Funds 41 343 / 841 42 301 / 717 56 335 / 602 53 166 / 313 45 357 / 799 INTECH Risk-Managed Growth Fund 29 $ Jan-03 Multi-Cap Growth Funds 60 274 / 458 70 254 / 365 82 251 / 306 - - 80 221 / 277 Orion Fund 8 $ Dec-07 Mid-Cap Growth Funds 55 285 / 522 11 49 / 457 - - - - 54 272 / 503 Small-Mid Growth Fund 1 $ Jun-06 Small-Cap Growth Funds 5 26 / 578 2 9 / 498 - - - - 2 9 / 498 Core Funds Balanced Fund 430 $ Apr-05 Mixed-Asset Target Alloc. Mod. Funds 3 12 / 524 2 4 / 388 2 4 / 295 10 14 / 147 1 3 / 342 Growth and Income Fund 63 $ Nov-07 Large-Cap Core Funds 64 597 / 936 76 610 / 809 42 279 / 673 21 77 / 379 63 557 / 890 Research Core Fund 27 $ Nov-07 Large-Cap Core Funds 71 662 / 936 66 527 / 809 19 127 / 673 23 84 / 379 69 614 / 890 Perkins Small Company Value Fund 22 $ Mar-09 Small-Cap Core Funds 13 94 / 768 31 188 / 617 28 141 / 503 - - INTECH Risk-Managed Core Fund 6 $ Jan-03 Multi-Cap Core Funds 48 357 / 755 67 407 / 610 44 196 / 454 - - 35 124 / 357 Contrarian Fund 5 $ Aug-05 Multi-Cap Core Funds 92 690 / 755 38 229 / 610 - - - - 17 90 / 541 Global/International/ Funds International Growth Fund 1,155 $ Jun-03 International Funds 8 96 / 1237 1 7 / 935 1 1 / 711 3 8 / 378 1 2 / 643 Worldwide Fund 53 $ Apr-09 Global Funds 8 39 / 524 26 96 / 381 53 155 / 294 76 115 / 152 International Equity Fund 4 $ Nov-06 International Funds 15 179 / 1237 - - - - - - 2 18 / 979 INTECH Risk-Managed International Fund 2 $ May-07 International Funds 62 761 / 1237 - - - - - - 48 513 / 1070 International Forty Fund 1 $ May-08 International Funds 50 616 / 1237 - - - - - - 30 355 / 1207 Global Research Fund 0 $ Nov-07 Global Funds 56 294 / 524 - - - - - - 43 195 / 461 Value Funds Perkins Mid Cap Value Fund 317 $ Dec-02 Mid-Cap Value Funds 15 41 / 291 2 4 / 235 3 4 / 179 - - 8 12 / 155 INTECH Risk-Managed Value Fund 0 $ Dec-05 Multi-Cap Value Funds 54 187 / 346 60 168 / 283 - - - - 60 156 / 259 Alternative Funds Long/Short Fund 6 $ Aug-06 Long/Short Equity Funds 46 47 / 103 - - - - - - 30 14 / 47 Global Real Estate Fund 0 $ Nov-07 Global Real Estate Funds 5 4 / 81 - - - - - - 4 3 / 74 Income Funds Flexible Bond Fund 59 $ May-07 Intermediate Investment Grade Debt 4 22 / 566 7 30 / 462 8 29 / 395 20 42 / 210 7 35 / 511 High-Yield Fund 3 $ Aug-05 High Current Yield 14 64 / 462 27 103 / 392 - - - - 27 99 / 369 ‡ ‡ Janus Adviser Series ("JAD") Class S Shares 1-Year 10-Year 3-Year 5-Year Lipper Rankings Based on Total Returns as of 6/30/09 Since PM Inception

Six JAS funds across six different Lipper categories are ranked in the top two quartiles on a 1-, 3-, and 5-year total return basis

Janus Aspen Series ("JAS") Institutional Shares

	6/30/09 AUM ($mm)	PM Inception	Lipper Category	Lipper Rankings Based on Total Returns as of 6/30/09									
				1-Year		3-Year		5-Year		10-Year		Since PM Inception	
				Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds	Percentile Rank (%)	Rank / Total Funds
Growth Funds													
Forty Portfolio	$ 482	Jan-08	VA Large-Cap Growth	87	206 / 236	1	1 / 213	1	1 / 192	3	2 / 76	31	70 / 229
Janus Portfolio	$ 373	Oct-07	VA Large-Cap Growth	37	86 / 236	32	68 / 213	58	111 / 192	62	47 / 76	36	80 / 224
Enterprise Portfolio	$ 309	Oct-07	VA Mid-Cap Growth	59	80 / 136	12	15 / 124	9	9 / 111	73	31 / 42	23	29 / 129
Core Funds													
Balanced Portfolio	$ 930	Apr-05	VA Mixed-Asset Target Alloc. Mod	2	3 / 185	1	1 / 120	3	2 / 78	13	6 / 47	2	1 / 95
Growth and Income Portfolio	$ 22	Nov-07	VA Large-Cap Core	21	48 / 230	30	62 / 207	14	24 / 182	11	9 / 87	17	37 / 221
Research Core Portfolio	$ 5	Nov-07	VA Large-Cap Core	65	149 / 230	56	116 / 207	15	27 / 182	16	14 / 87	53	117 / 221
Global/International Funds													
Worldwide Portfolio	$ 558	Apr-09	VA Global	29	36 / 125	39	34 / 88	82	60 / 73	87	31 / 35	‡	
International Growth Portfolio	$ 558	Jan-03	VA International	4	10 / 275	1	2 / 232	1	1 / 193	3	2 / 97	1	1 / 185
Global Life Sciences Portfolio	$ 2	Oct-04	VA Health/Biotechnology	95	36 / 37	43	15 / 34	19	6 / 31	-	-	16	5 / 31
Global Technology Portfolio	$ 3	Jan-06	VA Science & Technology	37	21 / 57	26	14 / 54	16	8 / 52	-	-	28	15 / 54
Value Funds													
Perkins Mid Cap Value Portfolio	$ 18	May-03	VA Mid-Cap Value	6	4 / 76	2	1 / 63	2	1 / 52	-	-	2	1 / 49
Income Funds													
Flexible Bond Portfolio	$ 282	May-07	VA Intermediate Investment Grade Debt	10	7 / 73	17	11 / 67	19	11 / 60	18	5 / 28	13	9 / 69

Lipper Quartile: 1st | 2nd | 3rd | 4th

‡ In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Past performance is no guarantee of future results. **Strong relative performance may not be indicative of positive fund returns. Year-to-date absolute performance for some funds was negative.**

Lipper Inc. rankings are historical with capital gains and dividends reinvested. Rankings are for the Institutional Shares only; other classes may have different performance characteristics. If an expense waiver was in effect, it may have had a material effect on the total return or yield and therefore, the ranking for the period.

21

JIF Morningstar RatingTM based on risk-adjusted returns as of June 30, 2009 Data presented reflects past performance, which is no guarantee of future results. © 2009 Morningstar, Inc. All Rights Reserved. Notes: (1)Closed to new investors. (2)Rating is for this share class only; other classes may have different performance characteristics. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative. Janus Investment Fund ("JIF") The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics. Fund Category Stars # of Funds Stars # of Funds Stars # of Funds Stars # of Funds Janus Fund Large Growth Funds *** 1565 **** 1565 *** 1294 ** 663 Janus Enterprise Fund Mid-Cap Growth Funds *** 794 **** 794 **** 658 ** 331 Janus Growth and Income Fund Large Growth Funds *** 1565 ** 1565 *** 1294 **** 663 Janus Research Fund Large Growth Funds *** 1565 *** 1565 *** 1294 ** 663 Janus Twenty Fund (1) Large Growth Funds **** 1565 ***** 1565 ***** 1294 *** 663 Janus Venture Fund (1) Small Growth Funds *** 687 *** 687 *** 573 ** 310 Janus Overseas Fund Foreign Large Growth Funds ***** 226 ***** 226 ***** 172 **** 89 Janus Balanced Fund Moderate Allocation Funds ***** 960 ***** 960 ***** 793 ***** 453 Janus Fundamental Equity Fund Large Growth Funds **** 1565 ** 1565 **** 1294 **** 663 Perkins Mid Cap Value Fund - Investor Shares (2) Mid-Cap Value Funds ***** 332 ***** 332 ***** 245 ***** 87 Perkins Small Cap Value Fund - Investor Shares (1,2) Small Value Funds ***** 318 ***** 318 ***** 242 **** 117 Janus Flexible Bond Fund Intermediate-Term Bond Funds ***** 983 ***** 983 ***** 860 **** 476 Janus High-Yield Fund High Yield Bond Funds **** 478 **** 478 **** 404 **** 252 Janus Short-Term Bond Fund Short-Term Bond Funds ***** 358 ***** 358 ***** 301 **** 157 Janus Worldwide Fund World Stock Funds ** 544 *** 544 ** 446 ** 253 Janus Global Life Sciences Fund Health Funds *** 159 *** 159 *** 146 ** 59 Janus Global Technology Fund Technology Funds **** 215 **** 215 **** 194 **** 75 Janus Orion Fund Mid-Cap Growth Funds **** 794 *** 794 **** 658 N/A INTECH Risk-Managed Stock Fund Large Blend Funds **** 1740 *** 1740 **** 1363 N/A Janus Contrarian Fund Large Blend Funds **** 1740 ** 1740 ***** 1363 N/A Janus Global Opportunities Fund World Stock Funds *** 544 **** 544 *** 446 N/A Janus Triton Fund Small Growth Funds ***** 687 ***** 687 N/A N/A Janus Global Research Fund World Stock Funds **** 544 **** 544 N/A N/A Janus Smart Portfolio-Growth Moderate Allocation Funds **** 960 **** 960 N/A N/A Janus Smart Portfolio-Moderate Moderate Allocation Funds ***** 960 ***** 960 N/A N/A Janus Smart Portfolio-Conservative Conservative Allocation Funds ***** 485 ***** 485 N/A N/A Percent of funds rated 4 or 5 Stars 69.2% 65.4% 66.7% 58.8% Ten-Year Rating Overall Rating Three-Year Rating Five-Year Rating

JAD Morningstar Rating™ based on risk-adjusted returns as of June 30, 2009

Janus Adviser Series ("JAD") Class S Shares

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

Fund	Category	Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
		Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	Moderate Allocation Funds	★★★★★	960	★★★★★	960	★★★★★	793	★★★★★	453
Fundamental Equity Fund	Large Growth Funds	★★★★	1565	★★	1565	★★★★	1294	★★★★	663
Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★★	983	★★★★★	983	★★★★★	860	★★★★	476
Forty Fund	Large Growth Funds	★★★★★	1565	★★★★★	1565	★★★★★	1294	★★★★	663
Growth & Income Fund	Large Growth Funds	★★★	1565	★★	1565	★★★	1294	★★★★	663
International Growth Fund	Foreign Large Growth Funds	★★★★★	226	★★★★★	226	★★★★★	172	★★★★★	89
Large Cap Growth Fund	Large Growth Funds	★★★	1565	★★★	1565	★★★	1294	★★★	663
Mid Cap Growth Fund	Mid-Cap Growth Funds	★★★	794	★★★★	794	★★★★	658	★★	331
Worldwide Fund	World Stock Funds	★★★	544	★★★★	544	★★★	446	★★	253
Perkins Mid Cap Value Fund	Mid-Cap Value Funds	★★★★★	332	★★★★★	332	★★★★★	245		N/A
INTECH Risk-Managed Core Fund	Large Blend Funds	★★★★	1740	★★★	1740	★★★★	1363		N/A
INTECH Risk-Managed Growth Fund	Large Growth Funds	★★	1565	★★	1565	★★	1294		N/A
Perkins Small Company Value Fund	Small Value Funds	★★★	318	★★★	318	★★★	242		N/A
Contrarian Fund	Large Blend Funds	★★	1740	★★	1740		N/A		N/A
Orion Fund	Mid-Cap Growth Funds	★★★	794	★★★	794		N/A		N/A
Small-Mid Growth Fund	Mid-Cap Growth Funds	★★★★★	794	★★★★★	794		N/A		N/A
High-Yield Fund	High Yield Bond Funds	★★★★	478	★★★★	478		N/A		N/A
INTECH Risk-Managed Value Fund	Large Value Funds	★★★	1154	★★★	1154		N/A		N/A
International Equity Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Perkins Large Cap Value Fund	Large Value Funds		N/A		N/A		N/A		N/A
Global Real Estate Fund	Global Real Estate Funds		N/A		N/A		N/A		N/A
Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Long/Short Fund	Long-Short Funds		N/A		N/A		N/A		N/A
International Forty Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
INTECH Risk-Managed International Fund	Foreign Large Blend Funds		N/A		N/A		N/A		N/A
Modular Portfolio Construction Fund	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 or 5 Stars		**50.0%**		**50.0%**		**61.5%**		**66.7%**	

Data presented reflects past performance, which is no guarantee of future results. © 2009 Morningstar, Inc. All Rights Reserved.

Ratings are for Class S Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative.

23

JAS Morningstar Rating™ based on risk-adjusted returns as of June 30, 2009

Janus Aspen Series ("JAS") Institutional Shares

The Overall Morningstar Rating™ is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating™ metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating	
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Balanced Fund	Moderate Allocation Funds	★★★★★	960	★★★★★	960	★★★★★	793	★★★★★	453
Flexible Bond Fund	Intermediate-Term Bond Funds	★★★★★	983	★★★★★	983	★★★★★	860	★★★★★	476
Forty Fund	Large Growth Funds	★★★★★	1565	★★★★★	1565	★★★★★	1294	★★★★	663
Research Core Fund	Large Growth Funds	★★★★	1565	★★	1565	★★★★	1294	★★★★	663
Growth & Income Fund	Large Growth Funds	★★★★	1565	★★★	1565	★★★★	1294	★★★★	663
Overseas Fund	Foreign Large Growth Funds	★★★★★	226	★★★★★	226	★★★★★	172	★★★★★	89
Worldwide Fund	World Stock Funds	★★	544	★★★	544	★★	446	★★	253
Janus Fund	Large Growth Funds	★★★	1565	★★★★	1565	★★★	1294	★★	663
Enterprise Fund	Mid-Cap Growth Funds	★★★	794	★★★★	794	★★★★	658	★★	331
Global Life Sciences Fund	Health Funds	★★★★	159	★★★	159	★★★★	146		N/A
Global Technology Fund	Technology Funds	★★★★	215	★★★	215	★★★★	194		N/A
Perkins Mid Cap Value Fund	Mid-Cap Value Funds	★★★★★	332	★★★★★	332	★★★★★	245		N/A
Percent of funds rated 4 or 5 Stars		**75.0%**		**58.3%**		**83.3%**		**66.7%**	

Data presented reflects past performance, which is no guarantee of future results. © 2009 Morningstar, Inc. All Rights Reserved.

Ratings are for the Institutional Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Strong relative performance is not indicative of positive fund returns. Year-to-date absolute performance for some funds is negative.

24

Latest INTECH standardized performance (1)

Composite and Respective Index (Composite returns shown net of fees)	Inception Date	Annualized Returns (%) for Periods Ended 6/30/09 1 Year	3 Year	5 Year	10 Year	Since Inception
Large Cap Growth Composite	7/93	(23.87)	(6.36)	(1.74)	1.11	10.63
S&P 500® / Citigroup Growth Index		(23.88)	(5.06)	(1.98)	(3.48)	6.61
Difference versus S&P 500® / Citigroup Growth Index		0.01	(1.30)	0.24	4.59	4.02
Enhanced Plus Composite	7/87	(26.45)	(8.19)	(1.18)	(0.07)	8.76
S&P 500® Index		(26.22)	(8.22)	(2.24)	(2.22)	7.60
Difference versus S&P 500® Index		(0.23)	0.03	1.06	2.15	1.16
Broad Large Cap Growth Composite	11/00	(28.71)	(8.69)	(2.82)	--	(3.85)
Russell 1000® Growth Index		(24.50)	(5.45)	(1.82)	--	(6.16)
Difference versus Russell 1000® Growth Index		(4.21)	(3.24)	(1.00)	--	2.31
Broad Enhanced Plus Composite	4/01	(26.88)	(8.76)	(1.63)	--	0.74
Russell 1000® Index		(26.69)	(8.20)	(1.85)	--	(0.51)
Difference versus Russell 1000® Index		(0.19)	(0.56)	0.22	--	1.25
Enhanced Index Composite	4/98	(25.02)	(7.92)	(1.56)	(1.24)	1.12
S&P 500® Index		(26.22)	(8.22)	(2.24)	(2.20)	0.11
Difference versus S&P 500® Index		1.20	0.30	0.68	0.96	1.01
Large Cap Core Composite	8/01	(26.40)	(8.86)	(1.02)	--	0.48
S&P 500® Index		(26.22)	(8.22)	(2.24)	--	(1.56)
Difference versus S&P 500® Index		(0.18)	(0.64)	1.22	--	2.04
Broad Large Cap Value Composite	8/04	(26.91)	(10.43)	--	--	(1.11)
Russell 1000® Value Index		(29.03)	(11.11)	--	--	(1.88)
Difference versus Russell 1000® Value Index		2.12	0.68	--	--	0.77
Global Core Composite	1/05	(29.93)	(6.35)	--	--	(0.01)
MSCI Developed World® Index		(29.01)	(7.48)	--	--	(1.68)
Difference versus MSCI Developed World® Index		(0.92)	1.13	--	--	1.67
Large Cap Value Composite	7/93	(28.24)	(10.84)	(1.33)	1.77	7.89
S&P 500® / Citigroup Value Index		(28.63)	(11.51)	(2.70)	(1.30)	6.19
Difference versus S&P 500® / Citigroup Value Index		0.39	0.67	1.37	3.07	1.70

Note:
(1) Returns for periods greater than 1-year are annualized. See notes to performance on p. 27.

25

Latest INTECH standardized performance (cont’d) (1) Note:  (1) Returns for periods greater than 1-year are annualized. See notes to performance on p. 27. Inception Since Composite and Respective Index Date 1 Year 3 Year 5 Year 10 Year Inception (Composite returns shown net of fees) International Equity 11/06 (31.32) -- -- -- (7.91) MSCI EAFE® Index (30.96) -- -- -- (11.03) Difference versus MSCI EAFE® Index (0.36) -- -- -- 3.12 Long/Short Market Neutral 12/06 (2.25) -- -- -- 2.70 LIBOR 3-Month Rate 1.84 -- -- -- 3.46 Difference versus LIBOR 3-Month Rate (4.09) -- -- -- (0.76) Broad Large Cap Core (130/30) 1/07 (33.52) -- -- -- (16.58) Russell 1000® Index (26.69) -- -- -- (13.87) Difference versus Russell 1000® Index (6.83) -- -- -- (2.71) Annualized Returns (%) for Periods Ended 6/30/09

Latest INTECH standardized performance (cont’d) Past performance cannot guarantee future results. Your principal may be at risk during certain market periods. Performance results reflect the reinvestment of dividends and other earnings. Portfolio performance results shown are time-weighted rates of return using daily valuation and include the effect of transaction costs (commissions, exchange fees, etc.). The composites include all actual fee paying accounts managed on a fully discretionary basis according to the investment strategy from inception date, including those no longer under management. Accounts meeting such criteria enter the composite upon the full first month under management. The net performance results do not reflect the deduction of investment advisory fees actually charged to the accounts in the composite. However, the net performance results do reflect the deduction of model investment advisory fees. For example, through 12/31/2004, net returns were derived using the maximum fixed fee in effect for each strategy. As of 1/1/2005, net returns were calculated by applying the standard fee schedule in effect for the respective period to each account in the composite on a monthly basis. Actual advisory fees may vary among clients invested in this strategy. Actual advisory fees paid may be higher or lower than model advisory fees. The S&P 500®/Citigroup Growth Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Growth Index (the "Barra Index"). During the period from 1/1/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Growth Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Growth index above is representative of this change. The S&P 500®/Citigroup Value Index is a capitalization-weighted index. The S&P 500®/Citigroup style indices allow for overlap between growth and value. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure growth and will be allocated to the growth index. Approximately 1/3 of the market capitalization of the S&P 500® Index will represent pure value and will be allocated to the value index. The remaining stocks that are neither pure growth nor pure value will be apportioned between the two style indices. The S&P 500®/Citigroup style indices will be reconstituted annually. The annual reconstitution of the S&P 500®/Citigroup style indices will occur annually on the 3rd Friday of December to coincide with futures and options expiration. From inception to 12/31/2005, the portfolio's benchmark was the S&P 500®/Barra Value Index (the "Barra Index"). During the period from 1/1/2006 to 3/31/2006, the benchmark return consisted partially of the return of the Barra Index and the S&P 500®/Citigroup Value Index (the "Citigroup Index") to resemble the portfolio's composition during the transitional period. The index data for the Large Cap Value Composite above is representative of this change. MSCI Developed World® Index is a free float-adjusted, market capitalization-weighted index that is designed to measure global developed market equity performance. LIBOR (London Interbank Offered Rate) is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available. INTECH’s Valuation Policy provides that a portfolio’s assets are valued primarily on the basis of market quotations or the last quoted bid price. For foreign securities, when such market quotations are unavailable, or prices are deemed to be unreliable due to significant events or other factors (such as when there are significant changes in one or more U.S. market indices), fair value adjustments for certain securities or currency exchange rates may be required to establish a price that might reasonably be expected to be received upon the current sale. Securities are fair valued at the end of regular trading hours of the NYSE, normally 4:00 ET. Therefore, fair values assigned to investments in foreign securities may not be the quoted or published prices on their primary markets or exchanges and consequently may be higher or lower than the quoted or published prices. Foreign benchmark indexes such as the MSCI EAFE Index do not use fair value pricing and use national and regional indices to value securities using unadjusted closing prices in local markets. In addition, the value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by INTECH. Thus, the prices and foreign exchange rates used to calculate the market value of securities in a portfolio may often differ from those used by an index.

Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2008, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, INTECH Investment Management LLC (INTECH), and Perkins Investment Management, LLC (Perkins). INTECH is a subsidiary of Janus Capital Group Inc. This presentation should not be considered sales material and is not an offer or a solicitation for any securities. Performance information in this material is based on assets that existed prior to the previously announced July 6, 2009 JCG domestic mutual fund trust merger. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. The MSCI Worldsm Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The MSCI EAFE® Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The MSCI EAFE® Growth Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities. The MSCI EAFE® Value Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as value securities. Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Janus funds distributed by Janus Distributors LLC (7/09) Other important disclosures